UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  March 12, 2026

DLH Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-18492	22-1899798
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
3565 Piedmont Road, NE, Building 3, Suite 700
Atlanta, GA 30305
(Address of Principal Executive Offices, and Zip Code)

(770) 554-3545
Registrant's Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DLHC	Nasdaq	Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting of Shareholders held on March 12, 2026 (the “Annual Meeting”) of DLH Holdings Corp. (the “Company”), the shareholders of the Company approved an amendment to the 2025 Equity Incentive Plan (the “2025 Plan”), which was previously approved by the Company’s board of directors subject to shareholder approval. The amendment to the 2025 Plan increases the number of shares available for issuance under the plan by 550,000 shares and became effective upon shareholder approval at the Annual Meeting. A description of the material terms of the amendment to the 2025 Plan is included in “Proposal 3 – Approval of an Amendment to the DLH Holdings Corp. 2025 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 28, 2026 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing description of the 2025 Plan, as amended, is qualified in its entirety by reference to its text, which is set forth in Appendix A to the Proxy Statement.

Item 5.07	Submission of matter to a Vote of Security Holders.

On March 12, 2026, the Company held the Annual Meeting. Only shareholders of record as of the close of business on January 21, 2026, were entitled to vote at the Annual Meeting. As of the record date, 14,493,035 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 13,172,541 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The proposals presented to the Company’s shareholders at the Annual Meeting are described in detail in the Company’s Proxy Statement. The final results for each proposal are set forth below.

Proposal 1 – Election of seven directors nominated by the Board to serve until the Company’s 2027 Annual Meeting and until their respective successors are duly elected and qualified

The seven nominees who received the highest number of votes (all of the below individuals) were elected to the board of directors to hold office for a one-year term and until their respective successors are elected and qualified. The shareholders voted to elect the following directors by the votes indicated below:

Nominee	For	Withheld	Broker Non-Votes

Judith L. Bjornaas	8,243,874	532,232	4,396,435

Dr. Elder Granger	8,242,708	533,398	4,396,435

Dr. Frances M. Murphy	7,718,784	1,057,322	4,396,435

Zachary C. Parker	8,238,633	537,473	4,396,435

Frederick G. Wasserman	8,242,775	533,331	4,396,435

Austin J. Yerks III	8,242,376	533,730	4,396,435

Stephen J. Zelkowicz	8,243,719	532,387	4,396,435

Proposal 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the Company’s Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
7,237,748	1,535,776	2,582	4,396,435

Proposal 3 – Approval of an Amendment to the DLH Holdings Corp. 2025 Equity Incentive Plan

The shareholders voted to approve an amendment to the Company’s 2025 Equity Incentive Plan by the following votes:

For	Against	Abstain	Broker Non-Votes
7,475,351	1,298,173	2,582	4,396,435

Proposal 4 – Ratification of Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the appointment of Withum, Smith + Brown, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026, by the following votes:

For	Against	Abstain
12,421,831	747,718	2,992

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

10.1	2025 Equity Incentive Plan, as amended (incorporated by reference to Appendix A to the Company’s Proxy Statement dated January 28, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: March 17, 2026

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